UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2009

Santa Monica Media Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33370	59-3810312
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

11845 West Olympic Boulevard Suite 1125W
Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

(310) 526-3222
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On August 31, 2009, Santa Monica Media Corporation (the “Company”) issued the attached press release relating to the stockholders meeting held on August 27, 2009 to vote on the distribution of the trust proceeds to stockholders of public shares and the continuation of the existence of the corporation without the restrictions relating to blank check companies.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

	Exhibit 99.1	Press release dated August 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Santa Monica Media Corporation
Date:	September 1, 2009	By:	/s/ DAVID M. MARSHALL
		Name:	David M. Marshall
		Title:	Chief Executive Officer